Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 11, 2008, is made by and among FERRELLGAS, L.P., a Delaware limited partnership (the “Borrower”), FERRELLGAS, INC., a Delaware corporation and sole general partner of the Borrower (the “General Partner”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders entered into that certain Fifth Amended and Restated Credit Agreement dated as of April 22, 2005 (as amended, supplemented, or restated to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and other extensions of credit to the Borrower as therein provided; and

WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other extensions of credit that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment” means this First Amendment to Fifth Amended and Restated Credit Agreement.

"Credit Agreement” means the Original Agreement as amended hereby.

"New Lender” means each Lender listed on Schedule 2.01 attached to this Amendment as Annex A who was not party to the Original Agreement.

ARTICLE II.

Amendments to Original Agreement

Section 2.1 Section 2.01(b). Subsection (b) of Section 2.01 of the Original Agreement is hereby deleted in its entirety.

Section 2.2 Schedule 2.01. Schedule 2.01 to the Original Credit Agreement is hereby amended and replaced in its entirety by Schedule 2.01 attached hereto as Annex I.

ARTICLE III.

New Lenders

Section 3.1 Agreements of New Lenders. Each New Lender hereby agrees and confirms that, as of the date hereof, it:

(a) intends to be a Lender party to the Credit Agreement, with a Commitment in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such New Lender’s name on Schedule 2.01, and undertakes to perform all the obligations expressed therein as a Lender;

(b) has received a copy of the Original Agreement and this Amendment, together with copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement;

(c) will, independently and without reliance upon the Administrative Agent, the Swing Line Lender, any L/C Issuer, or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any of the other Loan Documents;

(d)  appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(e)  agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the Loan Documents are required to be performed by it as a Lender;

(f) specifies as its Lending Office and address for notices, the offices set forth beneath its name on the signature pages hereof;

(g) if applicable, has delivered to the Administrative Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Credit Agreement and the other Loan Documents or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty, and

(h) represents that it is an Eligible Assignee.

Section 3.2 Accession to Credit Agreement. Upon execution of this Amendment by each New Lender and the effectiveness of this Amendment pursuant to Article V hereof, such New Lender shall be a Lender party to the Credit Agreement for all purposes, and, to the extent of its Commitment, shall have the rights and obligations of a Lender thereunder.

Section 3.3 Allocation. Lenders hereby authorize Administrative Agent and Borrower to request Loans from the Lenders, and to make prepayments of Loans in order to ensure that, upon the effectiveness of this Amendment, the Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Pro Rata Shares and that the Commitments shall be as set forth on Schedule 2.01 of the Credit Agreement, as amended hereby, and no such borrowing, prepayment or reduction shall violate any provisions of the Credit Agreement. Lenders hereby confirm that, from and after the effective date of this Amendment, all participants of Lenders in respect of Letters of Credit outstanding under the Credit Agreement shall be based upon the Pro Rata Shares of the Lenders (after giving effect to this Amendment).

ARTICLE IV.

Conditions of Effectiveness

Section 4.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered all of the following:

(i) this Amendment;

(ii) the attached Consent and Agreement;

(iii) a favorable opinion of Bracewell & Giuliani LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Required Lenders or the Administrative Agent may reasonably request;

(iv) such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed; and

(vi) such other supporting documents as Agent may reasonably request.

(b) Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees or payments required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents.

ARTICLE V.

Confirmation; Representations and Warranties

In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:

(a) The representations and warranties of the Borrower contained in the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(b) The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.

(c) The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organizational Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE VI.

Miscellaneous

Section 6.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 6.2 Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.

Section 6.3 Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 6.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 6.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FERRELLGAS, L.P.
By:	Ferrellgas, Inc., as its General Partner By:
Name:
Title:

FERRELLGAS, INC.

By:
Name:
Title:

S.CONTBANK OF AMERICA, N.A., as

Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

BNP PARIBAS, as a Lender and an L/C Issuer

By:

Name:

Title:

By:

Name:

Title:

JPMORGAN CHASE BANK, NA, as a Lender

By:

Name:

Title:

WELLS FARGO BANK, N.A., as a Lender

By:

Name:

Title:

BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

CAPITAL ONE, N.A., as a Lender

By:

Name:

Title:

SOCIETE GENERALE, as a Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE FIRST BOSTON CAYMAN ISLANDS BRANCH), as a Lender

By:

Name:

Title:

By:

Name:

Title:

FIFTH THIRD BANK, as a Lender

By:

Name:

Title:

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:

Name:

Title:

M&I MARSHALL & ILSLEY BANK, as a New Lender

By:

Name:

Title:

THE PRIVATEBANK AND TRUST COMPANY, as a New Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a New Lender

By:

Name:

Title:

CONSENT AND AGREEMENT

The undersigned hereby (i) consents to the provisions of the First Amendment to Fifth Amended and Restated Credit Agreement Consent (the “First Amendment”) and the transactions contemplated herein, (ii) ratifies and confirms its Guaranty dated as of April 22, 2005, made by it for the benefit of the Administrative Agent and the Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the First Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that its Guaranty and the other Loan Documents shall remain in full force and effect.

BLUE RHINO GLOBAL SOURCING, INC.

By:
Name:
Title:

Annex I

Schedule 2.01

Lender	Commitments	Pro Rata Share
Bank of America, N.A.	$45,000,000.00	10.0%

Wells Fargo Bank, N.A.	$50,000,000.00	11.2%

JPMorgan Chase Bank, N.A.	$45,000,000.00	10.0%

Deutsche Bank Trust Company Americas	$35,000,000.00	7.8%

BNP Paribas	$37,000,000.00	8.3%

Societe Generale	$32,000,000.00	7.1%

Credit Suisse First Boston	$32,000,000.00	7.1%

LaSalle Bank National Association	$32,000,000.00	7.1%

M&I Marshall & Ilsley Bank	$30,000,000.00	6.7%

Fifth Third Bank	$22,500,000.00	5.0%

Lehman Commercial Paper Inc.	$20,000,000.00	4.5%

The PrivateBank and Trust Company	$20,000,000.00	4.5%

Bank of Oklahoma, National Association	$15,000,000.00	3.3%

U.S. Bank National Association	$15,000,000.00	3.3%

PNC Bank, National Association	$10,000,000.00	2.2%

Capital One	$7,500,000.00	1.7%

Totals:	$448,000,000.00	100.0%